Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, William R. Joubert, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of Havaya Corp. on Form 10-K for the year ended December 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such annual  report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Havaya Corp. as of and for the periods presented in such annual  report on Form 10-K. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such quarterly report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

Date: March 25, 2013	By:	/s/ William R. Joubert
Name: William R. Joubert
Title: President, Treasurer (Principal Executive Officer and Principal Financial and Accounting Officer) and Director